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                                                                  EXHIBIT 10.194

          AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED PROMISSORY NOTE
                        [HEADQUARTERS AND FCFC PROPERTY]

                  THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED PROMISSORY NOTE [Headquarters and FCFC Property] (this "Amendment") entered into as of this 9th day of November, 1999, but effective for all purposes as of September 30, 1999, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

                  Maker previously executed and delivered to Lender a Third Amended and Restated Promissory Note dated as of September 29, 1998, in the original principal amount of $6,583,406.43 (the "Original Note") made pursuant to the terms of that certain Letter Agreement (Headquarter Advance) dated as of September 29, 1998 by and between Maker and Lender.


                  On even date herewith, the Maker and Lender have entered into a Third Amendment to Forbearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Eighth Amendment"). All capitalized terms used in this Amendment that are defined in the Eighth Amendment shall have the same meaning and definition when used herein.

                  Pursuant to the Eighth Amendment and the Seventh Amendment, the Lender and Maker have agreed to amend the Office Note and desire to enter into this Amendment to evidence the same.

                  NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                           1. Notwithstanding anything to the contrary contained in the Original Note, the Original Note is hereby amended so as to require the payment of interest only for the period (the "Interest Only Period") commencing with the payment due on January 1, 1999 and continuing thereafter for each subsequent payment until the payment due on December 1, 2000. The Maker acknowledges that commencing with the monthly payment due on January 1, 2001 and thereafter for the balance of the term of the Original Note the Maker will be required to once again make monthly

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         payments of principal and interest as more fully described in the
         Original Note. Further, the Maker acknowledges that the principal payments that were otherwise due and payable for the period commencing on June 1, 1999 and continuing thereafter for the balance of the Interest Only Period shall continue to accrue interest at the rate set forth in the Original Note and shall be payable on the Maturity Date, unless the Original Note is previously accelerated pursuant to the provisions of the Loan Agreement at which time the entire unpaid balance of the Original Note, together with accrued and unpaid interest shall be due and payable

                  2. Maker hereby ratifies and confirms the Original Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Original Note for all purposes.

                  IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                   PREFERRED EQUITIES CORPORATION, a Nevada corporation

                   By:

                   Name: /s/ Jon Joseph
                         ----------------------------------------
                   Title: Vice President
                          ---------------------------------------
                                                             "MAKER"

                    FINOVA CAPITAL CORPORATION, a Delaware corporation

                    By:
                       ------------------------------------------
                    Name:
                         ----------------------------------------
                    Title:
                          ---------------------------------------
                                                            "LENDER"


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State of Nevada                )
                               )
County of __________           )

                  This instrument was acknowledged before me on November 9th, 1999, by /s/ Jon A. Joseph, as Vice President, of PREFERRED EQUITIES CORPORATION, a Nevada corporation.

                                       ------------------------------------
                                                     Notary

                                      (My commission expires: ____________)

State of Arizona               )
                               )
County of Maricopa             )

                  This instrument was acknowledged before me on November ___, 1999, by ________________________, as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                       ------------------------------------
                                                     Notary

                                      (My commission expires: ____________)


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